Exhibit 10.1

JPMorgan Chase Bank – Structured Finance Services
4 New York Plaza, 6th Floor		Distribution Date: 8/25/04
New York, NY 10004-2477
Officer: Taoheed A. Agbabiaka	ph: 212-623-4481
fax: 212-623-5858

GreenPoint Mortgage Securities LLC

GreenPoint Home Equity Loan Trust 2004-1

Home Equity Loan Asset-Backed Notes

Series 2004-1

Distribution In Dollars
Class	Original Face Value	Beginning Principal Balance	Principal	Interest	Total	Realized Loses	Deferred Interest	Ending Principal Balance
A1	202,045,000.00	134,793,988.09	9,603,881.20	188,711.58	9,792,592.78	0.00	0.00	125,190,106.89

TOTALS	202,045,000.00	134,793,988.09	9,603,881.20	188,711.58	9,792,592.78	0.00	0.00	125,190,106.89

Factor Information Per $1000 Of Original Face
Class	Cusip	Beginning Principal	Principal	Interest	Total	Ending Principal
A1	395385AQ0	667.14834859	47.53337722	0.93400767	48.46738489	619.61497137

TOTALS		667.14834859	47.53337722	0.93400767	48.46738489	619.61497137

Pass-Through Rates
Class	Previous	Current	Next
A1	1.530000%	1.680000%	0.000000%